Investment Strategy - American Century ETF Trust - American Century Emerging Markets Insights ETF	Sep. 15, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The fund will invest at least 80% of its net assets in securities of companies located in emerging market countries. The fund considers an emerging market country to be any country other than a developed country. However, the fund generally intends to focus its investments in a subset of emerging markets countries that will change from time to time, but as of June 30, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. In addition, a portion of the fund’s assets may be invested in frontier markets (emerging market countries at an earlier stage of development). The fund may at times be significantly invested in a single country or region.
In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
The portfolio managers look for stocks of companies of all sizes that they believe will increase in value over time, using an investment strategy developed by the fund’s investment advisor. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The portfolio managers use a variety of analytical research tools and techniques to help them make decisions about buying or holding stocks of companies that meet their investment criteria and selling the stocks of companies that do not. Under normal market conditions, the fund’s portfolio managers seek securities of companies whose earnings, revenues or key business fundamentals are not only expected to grow, but are expected to grow at an accelerating pace. Guided by this fundamental analysis, the advisor applies systematic risk controls and portfolio construction techniques to generate trade recommendations, which the portfolio managers use in an effort to improve efficiency, capacity, and liquidity.
The fund invests in securities denominated in foreign currencies and in foreign securities that are represented in the U.S. securities markets by American Depositary Receipts (ADRs) or similar depositary arrangements.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. Because the fund is actively managed, it may at times be overweighted in a stock or sector as compared to the overall applicable securities market. When deciding whether to buy or sell a security, and how and when to implement a trade, portfolio managers may consider the expected implementation costs and tax consequences of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, minimize tax impact, and/or enhance fund performance.

Rule 35d-1 Eighty Percent Investment Policy [Text Block]	The fund will invest at least 80% of its net assets in securities of companies located in emerging market countries.